Exhibit 99.1

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made as of July 14, 2006, by and among CATALYTICA ENERGY SYSTEMS, INC., a Delaware corporation (“Seller”), and WILSHIRE PROPERTY COMPANY, LLC, a California limited liability company (“Buyer”), and 1388 NORTH TECH BOULEVARD PARTNERS, LP, a California limited partnership (“Assignee”).

RECITALS:

A.            Seller and Buyer entered into the Purchase and Sale Agreement dated April 18, 2006, with respect to the sale and purchase of the real property (the “Property”) located at 1388 North Tech Boulevard, Gilbert, Arizona, as amended by First Amendment to Purchase and Sale Agreement dated as of May 18, 2006 (collectively, the “Purchase Agreement”).

B.            All capitalized terms used in this Amendment shall have the meanings given to them in the Purchase Agreement, as amended hereby, unless otherwise defined herein.

C.            Seller and Buyer desire to amend the Purchase Agreement on the terms and conditions set forth in this Amendment.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereby amend the Purchase Agreement on the terms set forth in this Amendment, notwithstanding anything to the contrary contained therein.

1.             The Closing Date.   The “Closing” and “Closing Date” as contemplated in Section 2 of the Purchase Agreement shall be July 19, 2006.

2.             Lease Guaranty.   The “Lease Guaranty” and the obligations of Seller to execute and deliver the Lease Guaranty to Buyer at the Closing are hereby waived and deleted in their entirety from the Purchase Agreement, including Exhibit C attached to the Purchase Agreement.

3.             New Lease.   The form of “New Lease” attached as Exhibit B to the Purchase Agreement is hereby deleted in its entirety and replaced by the form of “New Lease” attached to this Amendment as Exhibit A and by this reference incorporated herein and therein.  Seller shall pay the $55,000.00 Base Rent due to Buyer under the New Lease as a credit to Buyer through Escrow at Closing.

4.             Assignment.   Buyer has assigned to Assignee, whose address is c/o Wilshire Property Company, LLC, 1230 Rosecrans Avenue, Suite 100, Manhattan Beach, California 90266, Attention: John Ghiselli, Telephone: 310-802-2917, Facsimile: 310-802- 2994, all of Buyer’s right, title and interest in the Purchase Agreement, subject to the following, which Buyer and Assignee hereby approve and agree upon: (i) Assignee hereby assumes the duties, obligations and liabilities of Buyer under the Purchase Agreement, and agrees to perform all duties and obligations of Buyer under the Purchase Agreement for the benefit of Seller, and (ii)

Buyer shall not be released or discharged from any of Buyer’s duties, obligations or liabilities under the Purchase Agreement.

5.             No Breach or Default.   To Seller’s and Buyer’s actual knowledge and belief, neither Seller nor Buyer is in default and neither has breached any of Buyer’s or Seller’s respective duties and obligations under the Purchase Agreement.

6.             Ratified and Confirmed.   Except as modified by this Amendment, the Purchase Agreement and all the terms, covenants, conditions and agreements thereof are hereby in all respects ratified, confirmed and approved, and shall remain unchanged and shall continue in full force and effect.

7.             Entire Understanding.   This Amendment contains the entire understanding between the parties with respect to the matters contained herein.

8.             Counterparts.   This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all, when taken together, shall constitute one and the same instrument. A facsimile or similar transmission of a counterpart signed by a party hereto shall be regarded as signed by such party for purposes hereof.

IN WITNESS WHEREOF, Seller and Buyer have executed and delivered this Amendment as of the date and year first above written.

SELLER:	BUYER:

CATALYTICA ENERGY SYSTEMS, INC., a Delaware corporation	WILSHIRE PROPERTY COMPANY, LLC, a California limited liability company

By: /s/ Richard M. Weinroth	By: /s/ John Ghiselli
Name: Richard M. Weinroth	Name: John Ghiselli
Title: Secretary	Title: Managing Member

ASSIGNEE:

1388 NORTH TECH BOULEVARD PARTNERS, L.P., a California limited partnership

BY: Wilshire Property Company, LLC, a California limited liability company, its Managing Member

By: /s/ John Ghiselli
Name: John Ghiselli
Title: Managing Member